                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                         -----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                       22-Dec-97

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of August 31, 1997 in connection with the issuance of The Money Store Auto Trust (Series 1997-3), Class A-1, Class A-2, and Class A-3.

                            TMS Auto Holdings, Inc.
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


Delaware
New Jersey                        333-14075-02                   Applied For
----------                        ------------                   -----------
State or other                    (Commission                    (IRS Employer
jurisdiction of                   File Number)                    ID Number)
incorporation)


2840  Morris  Avenue,     Union,  New  Jersey                       07083
--------------------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                          908-686-2000
                                                      --------------------------


                                      n/a
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                     Item 5           Other Events
                                      -----------------------------



Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of 22-Dec-97


                     Item 7           Financial Statements and Exhibits
                                      ---------------------------------

                     The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              THE MONEY STORE AUTO TRUST
                                              ASSET BACKED SECURITIES, 1997-3



                                               By /S/ James K. Ransom
                                               ---------------------------------
                                                James K. Ransom
                                                 Vice President






Dated:         12/31/97

                       THE MONEY STORE AUTO TRUST 1997-3
                      0..00% Asset  Backed  Certificates
                          Certificateholder Statement

IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING
AGREEMENT DATED AS  OF  AUGUST 31, 1997, THE MONEY STORE AUTO
FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
TO SERIES 1997 - 3 FOR THE DECEMBER 15, 1997 DETERMINATION DATE


DISTRIBUTION DATE                12/22/97             MONTHLY PERIOD                    Nov-97

A.    Information Regarding the Current Monthly Distribution :

      I.    CERTIFICATES

                   (a)  The aggregate amount of the distribution to
                          Certificateholders                                                               0.00

                   (b)  The amount of the distribution set forth in  A. 1. (a) above in
                          respect of interest on the Certificates                                          0.00

                   (c)  The amount of the distribution set forth in  A. 1. (a) above in
                          of principal on the Certificates                                                 0.00

                   (d)  The amount of the distribution in A.1. (a) payable
                          pursuant to a claim on the Certificate Policy                                    0.00

                   (e)  The remaining outstanding balance available to
                          be drawn under the Certificate Policy                                            0.00

                   (f)  The amount of the distribution set forth in paragraph
                          A.1. (a) above per $1,000 interest in the Certificates                      0.0000000

                   (g)  The amount of the distribution set forth in paragraph
                          A.1. (b) above per $1,000 interest in the Certificates                      0.0000000

                   (h)  The amount of the distribution set forth in paragraph
                          A.1. (c) above per $1,000 interest in the Certificates                      0.0000000

                   (i)  The amount of the distribution set forth in paragraph
                          A.1. (d) above per $1,000 interest in the Certificates                      0.0000000


B.    Information Regarding the Performance of the Trust :

      I.    POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

                   (a)  The Pool Balance as of the close of business
                          on the last day of the Monthly Period                                  123,585,484.04

                   (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
                          Paragraph A.1. (c)                                                               0.00


                   (c)  The Certificate Factor after giving affect to the payments
                          set forth in paragraph A.1. (c)                                             0.0000000

                   (d)  The amount of aggregate Realized Losses for the
                          second preceding Month Period                                               88,604.93

                   (e)  The aggregate Purchase Amount for all Receivables that
                          were repurchased in the Monthly Period                                           0.00



2.    SERVICING FEE

              (a)  The aggregate amount of the Servicing Fee paid to the
                      Servicer with respect to the preceding Monthly Period                                       233,384.89


3.    PAYMENT SHORTFALLS

              (a)  The amount of the Certificateholders' Interest Carryover
                      Shortfall after giving effect to the payments set forth in
                      Paragraph A. 1. (b) above                                                                         0.00
              (b)  The amount of the Certificateholder's Interest Carryover
                      Shortfall set forth in paragraph B.3. (a) above per $1,000
                      interest with respect to the Certificate:                                                    0.0000000
              (c)  The amount of the Certificateholders' Principal Carryover
                     Shortfall after giving effect to the payments set forth in
                     Paragraph A.1. (b) above                                                                           0.00
              (d)  The amount of the Certificateholders' Principal Carryover Shortfall
                     set forth in paragraph B.3. (a) above per $1,000 interest with
                     respect to the Certificate:                                                                        0.00

4.  TRANSFER OF SUBSEQUENT RECEIVABLES

              (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all withdrawals
                     therefrom on such Distribution Date                                                                0.00

              (b)  Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
                     therefrom on such Distribution Date                                                                0.00

              (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
                     therefrom on such Distribution Date                                                                0.00

              (d)  The amount set forth in paragraph B.4. (a) per $1,000 interest in
                     the Certificates:                                                                             0.0000000

              (e)  The amount set forth in paragraph B.4. (b) to be distributed to
                     Certificateholders per $1,000 interest in the Certificates:                                   0.0000000

              (f)  The amount set forth in paragraph B.4. (c) to be distributed to
                     Certificateholders per $1,000 interest in the Certificates:                                   0.0000000

5.            (a)  The aggregate amount of collections by the Servicer during the
                     preceding Monthly Period                                                                   4,017,820.82

              (b)  The aggregate amount which was received by the Trust from the
                     Servicer during the preceding Monthly Period                                               4,017,820.82

              (c)  The aggregate amount of reimbursements to the Security
                     Insurer during the preceding Monthly Period                                                        0.00

              (d)  The amount of Receivables that are delinquent for over:
                     30 days                                                                                    5,526,447.62
                     60 days                                                                                    1,013,536.10
                     90 days                                                                                      230,169.00

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 3 in preparing the accompanying
Certificateholder Statement.

                    THE  MONEY  STORE  AUTO  FINANCE  INC.






                    BY:  \s\ Harry Puglisi
                        ------------------
                        HARRY  PUGLISI
                        TREASURER

                       THE MONEY STORE AUTO TRUST 1997-3
                Class A-1  5.69% Money Store Asset Backed Notes
                      Class A-2 6.115% Asset Backed Notes
                       Class A-3 6.3% Asset Backed Notes


           IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED
          AS  OF  AUGUST 31, 1997, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
        TO SERIES 1997 - 3 FOR THE DECEMBER 15, 1997 DETERMINATION DATE


DISTRIBUTION DATE                  12/22/97                MONTHLY PERIOD                      Nov-97

A.            Information Regarding the Current Monthly Distribution :

              I.    NOTES

                           (a)  The aggregate amount of the distribution with respect to:
                                         Class A-1 Notes                                                   3,276,549.99
                                         Class A-2 Notes                                                     328,936.04
                                         Class A-3 Notes                                                     203,175.00

                           (b)  The amount of the distribution set forth in paragraph A. 1. (a)
                                  above in respect of interest on:
                                         Class A-1 Notes                                                     132,065.02
                                         Class A-2 Notes                                                     328,936.04
                                         Class A-3 Notes                                                     203,175.00

                           (c)  The amount of the distribution set forth in paragraph A. 1. (a)
                                  above in respect of principal of:
                                         Class A-1 Notes                                                   2,247,451.27
                                         Class A-2 Notes                                                           0.00
                                         Class A-3 Notes                                                           0.00

                           (d)  The amount of the distribution in A. 1. (a) payable pursuant to a claim on the Note Policy with respect to:
                                         Class A-1 Notes                                                           0.00
                                         Class A-2 Notes                                                           0.00
                                         Class A-3 Notes                                                           0.00

                           (e)  The remaining outstanding balance available to be drawn
                                  under the Note Policy                                                    3,605,486.03

                           (f)  The amount of the distribution set forth in paragraph A. 1. (a)
                                  above per $1,000 interest in:
                                         Class A-1 Notes                                                         103.1984249
                                         Class A-2 Notes                                                           5.0958333
                                         Class A-3 Notes                                                           5.2500000

                           (g)  The amount of the distribution set forth in paragraph A. 1. (b)
                                  above per $1,000 interest in:
                                         Class A-1 Notes                                                           4.1595282
                                         Class A-2 Notes                                                           5.0958333
                                         Class A-3 Notes                                                           5.2500000

                           (h)  The amount of the distribution set forth in paragraph A. 1. (c)
                                  above per $1,000 interest in:
                                         Class A-1 Notes                                                          70.7858668
                                         Class A-2 Notes                                                           0.0000000
                                         Class A-3 Notes                                                           0.0000000

                           (i)  The amount of the distribution set forth in  paragraph A. 1. (d)
                                  above per $1,000 interest in:
                                         Class A-1 Notes                                                           0.0000000
                                         Class A-2 Notes                                                           0.0000000
                                         Class A-3 Notes                                                           0.0000000


                           (j)  Prior to the Parity Date, from the Available Funds, to the Note
                                  Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:
                                         Class A-1 Notes                                                          897,033.70
                                         Class A-2 Notes                                                                0.00
                                         Class A-3 Notes                                                                0.00

                           (k)  The amount of the distribution set forth in paragraph A. 1. (j)
                                  above per $1,000 interest in:
                                         Class A-1 Notes                                                          28.2530299
                                         Class A-2 Notes                                                           0.0000000
                                         Class A-3 Notes                                                           0.0000000


B.            Information Regarding the Performance of the Trust :

              1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

                           (a)  The Pool Balance at the close of business
                                  on the last day of the Monthly Period                                       123,585,484.04

                           (b)  The aggregate outstanding principal amount of each
                                  Class of Notes after giving effect to payments allocated
                                  to principal as set forth in Paragraph A.1 (c) and (j) above with respect to:
                                         Class A-1 Notes                                                       22,966,777.38
                                         Class A-2 Notes                                                       64,550,000.00
                                         Class A-3 Notes                                                       38,700,000.00

                           (c)  The Note Pool Factor for each Class of Notes after
                                  giving effect to the payments set forth in paragraph
                                  A.1 (c) with respect to:
                                         Class A-1 Notes                                                           0.7233631
                                         Class A-2 Notes                                                           1.0000000
                                         Class A-3 Notes                                                           1.0000000

                           (d)  The amount of aggregate Realized Losses for the
                                  second preceding Monthly Period                                                  88,604.93

                           (e)  The aggregate Purchase Amount for all Receivables
                                  that were repurchased in the Monthly Period                                           0.00

              2.    SERVICING FEE

                           (a)  The aggregate amount of the Servicing Fee paid to the
                                  Servicer with respect to the preceding Monthly Period                           233,384.89

              3.    PAYMENT SHORTFALLS

                           (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                                  A. 1. (b) above with respect to:
                                         Class A-1 Notes                                                                0.00
                                         Class A-2 Notes                                                                0.00
                                         Class A-3 Notes                                                                0.00

                           (b)  The amount of the Noteholders' Interest  Carryover  Shortfall set forth in paragraph B.3. (a) above per  $1,000 interest with respect to:
                                         Class A-1 Notes                                                           0.0000000
                                         Class A-2 Notes                                                           0.0000000
                                         Class A-3 Notes                                                           0.0000000

                           (c)  The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                                  A. 1. (b) above with respect to:
                                         Class A-1 Notes                                                                0.00
                                         Class A-2 Notes                                                                0.00
                                         Class A-3 Notes                                                                0.00

                           (d)  The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3. (a) above per $1,000 interest
                                  with respect to:
                                         Class A-1 Notes                                                           0.0000000
                                         Class A-2 Notes                                                           0.0000000
                                         Class A-3 Notes                                                           0.0000000


4.    Transfer of Subsequent Receivables

              (a)  Aggregate amount on deposit in the Pre-Funding
                     Account on such Distribution Date after giving effect
                     to all withdrawals therefrom on such Distribution Date                                              0.00

              (b)  Aggregate amount on deposit in the Capitalized
                     Interest Account on such Distribution Date after giving
                     effect to all withdrawals therefrom on such Distribution
                     Date                                                                                                0.00

              (c)  Aggregate amount on deposit in the Pre-Funding
                     Account on the final Subsequent Transfer Date after
                     giving effect to all withdrawals therefrom on such
                     Distribution Date                                                                                   0.00

              (d)  the amount set forth in paragraph B.4 (a) per $1,000
                     interest in:
                           Class A-1 Notes                                                                          0.0000000
                           Class A-2 Notes                                                                          0.0000000
                           Class A-3 Notes                                                                          0.0000000

              (e)  the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                           Class A-1 Notes                                                                          0.0000000
                           Class A-2 Notes                                                                          0.0000000
                           Class A-3 Notes                                                                          0.0000000

              (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                           Class A-1 Notes                                                                          0.0000000
                           Class A-2 Notes                                                                          0.0000000
                           Class A-3 Notes                                                                          0.0000000

              (g)   The Amount withdrawn from the Pre-Fund Account and transferred to the Collection Account (included in paragraph A .1 (c)):
                           Class A-1 Notes                                                                              11.83

              (h)  the amount set forth in paragraph B.4 (g) to be distributed to Noteholders per $1,000 interest in:
                           Class A-1 Notes                                                                          0.0003726


5.            (a)  The aggregate amount of collections by the Servicer
                     during the preceding Monthly Period                                                         4,017,820.82

              (b)  The aggregate amount which was received by the
                     Trust from the Servicer during the preceding Monthly
                     Period                                                                                      4,017,820.82

              (c)  The aggregate amount of reimbursements to the
                     Security Insurer during the preceding Monthly
                     Period                                                                                              0.00

              (d)  The amount of Receivables that are delinquent for
                     over:
                            30 days                                                                              5,526,447.62
                            60 days                                                                              1,013,536.10
                            90 days                                                                                230,169.00

6.            Other Information
              Weighted Average Coupon (WAC)                                                                            19.220%

              Weighted Average Remaining Terms (WARM)                                                                   52.57

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 3 in preparing the accompanying Noteholder Statement.


                    THE  MONEY  STORE  AUTO  FINANCE  INC.






                    BY:      \s\ Harry Puglisi
                        ----------------------
                          HARRY  PUGLISI
                          TREASURER